Where Intelligence Meets Infrastructure F E B R U A R Y 2 0 1 7 M U E L L E R W A T E R P R O D U C T S . C O M Gabelli & Company 27th Annual Pump, Valve and Water Systems Symposium March 1, 2017

In an effort to provide investors with additional information regarding the Company's results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted income from continuing operations, adjusted income from continuing operations per share, adjusted operating income from continuing operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company's ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. NON-GAAP Financial Measures M U E L L E R W A T E R P R O D U C T S . C O M 2M A R C H 2 0 1 7

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate, should, can or may occur in the future are forward-looking statements. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expectations, beliefs, future plans and strategies, and anticipated developments concerning our industry, business, end markets, operations and financial performance and condition. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K as updated from time to time in our filings with the Securities and Exchange Commission. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward- looking statements, except as required by law. Forward-Looking Statements M U E L L E R W A T E R P R O D U C T S . C O M 3M A R C H 2 0 1 7

Introduction M U E L L E R W A T E R P R O D U C T S . C O M 4M A R C H 2 0 1 7  Repositioned Mueller Water Products as a higher-margin, pure-play water infrastructure company  Divested Company’s Anvil division (non-core asset) for net proceeds of approximately $250 million  Focused on further developing profitable growth channels through:  Manufacturing excellence  Organic growth  Acquisitions

Investment Highlights



Pure-play water infrastructure company with attractive core markets, industry-leading margins, strong balance sheet and proven leadership team – focused on growth.

- Industry-leading adjusted operating margins
- Improved results driven by strong incremental operating leverage as end markets grow
- Increased investment and improved operating efficiencies are needed in water infrastructure
- Leading brands in water infrastructure and one of the largest installed bases of iron gate valves and fire hydrants in the U.S.
- Transformed Company by divesting Anvil, acquiring and developing new technologies, and improving processes
- Strengthened Company's balance sheet through Anvil sale, debt restructuring, debt pay down and ongoing focus on free cash flow
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings

MUELLERWATERPRODUCTS.COM MARCH 2017 5

Core Business & Attractive End Markets

FY2016 NET SALES: $801 MILLION

Mueller Co.


30%
Residential construction
10%
Natural gas utilities
60%
Repair and replacement of municipal water distribution and treatment systems

Mueller TECHNOLOGIES


100%
Municipal spending

PORTFOLIO



Fire Hydrants



Valves



Brass



Metering Systems



Leak Detection and Pipe Condition Assessment

MUELLERWATERPRODUCTS.COM MARCH 2017 6

Business Performance: Long-Term Targets

TOP-LINE GROWTH

- Mueller Co. growth >5%
- Mueller Technologies >15%

EARNINGS LEVERAGE

- Mueller Co. adjusted EBITDA margins >30%
- Mueller Technologies adjusted EBITDA margins 20%

OTHER

- Reduce working capital as a percentage of net sales

MUELLERWATERPRODUCTS.COM MARCH 2017 7

Broad Product Portfolio Across Key Markets M U E L L E R W A T E R P R O D U C T S . C O M 8 Note: All amounts shown are LTM ended December 31, 2016 (1) Mueller Co. adjusted operating income and adjusted EBITDA exclude other charges totaling $3.0 million. Mueller Technologies adjusted operating loss and adjusted EBITDA exclude other charges totaling $0.9 million. Net Sales Adjusted Operating Income(Loss)(1) Depreciation & Amortization Adjusted EBITDA(1) Product and Services Portfolio $ 717.3 164.5 34.8 199.3 Fire Hydrants Iron Gate Valves Butterfly, Ball & Plug Valves Metering Systems Leak Detection and Pipe Condition Assessment (4.2) 4.9 (9.1) $ 87.4 $ in millions 159.9 40.2 119.7 $ 804.7 Water Infrastructure M A R C H 2 0 1 7

Intelligent Water Technology™ Mueller Water Products provides products and offers services used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities. These products and services help utilities actively diagnose, monitor and control the delivery of safe, clean drinking water. M U E L L E R W A T E R P R O D U C T S . C O M 9M A R C H 2 0 1 7

Water Infrastructure Landscape M U E L L E R W A T E R P R O D U C T S . C O M 1 0 #1 PRODUCTPOSITION #1 PRODUCTPOSITION #1 PRODUCT POSITION #2 PRODUCTPOSITION Company estimates based on internal analysis and information from trade associations and distributor networks, where available. M A R C H 2 0 1 7

Near-Term Tenets



Manufacturing / Operational Excellence

- Increase equipment efficiency
- Capital expenditures with shorter-term payback
- Drive toward continuous margin expansion

Organic Growth / Reinvestment

- End market
- New product development
- Enhanced products

Acquisitions

- Water industry
- Identify areas of interest
- Pursue acquisition opportunities
  - Channel
  - Geography
  - Technology
  - Breadth

MUELLERWATERPRODUCTS.COM MARCH 2017 11

Why Invest in MWA



Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets
- Increasing public awareness of the importance of water infrastructure

Strong operating leverage as end markets grow

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants
- Proven leadership team

Leveraging strengths with emerging trends

- Intelligent Water Technology™ solutions
- Proprietary fixed leak detection offerings - both domestically and internationally
- Smart metering
- Strategic acquisitions / partnerships

MUELLERWATERPRODUCTS.COM MARCH 2017 12

Significant Market Opportunities

Market Driver: Housing Starts M U E L L E R W A T E R P R O D U C T S . C O M 1 4 Source: U.S. Census Bureau Forecast: Blue Chip Economic Indicators, December 2016 Homebuilders’ confidence is one driver of housing starts, and confidence could increase due to improving job growth in a key demographic for household formation: Millennials NAHB Housing Market Index - National (1987 – December 2016) Seasonally Adjusted Annualized Historical Housing Starts (1959 –2016) Seasonally Adjusted Annualized Rates-Units in 000’s Source: NAHB, December 2016 M A R C H 2 0 1 7 Bottom of prior cycle 1959 to 2015: Average 1,443 April 2009 – lowest starts (499) since Census Bureau began keeping record in 1959 2017 Blue Chip Consensus forecast of 1,260

The Market Opportunity is Significant & Growing

Repair & Replacement Market

- Valves and fire hydrants are typically replaced at the same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

(2)

Future Drinking Water Infrastructure Expenditure Needs[3]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

(1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2013 Drinking Water Needs Survey and Assessment

MUELLERWATERPRODUCTS.COM MARCH 2017 15

Funding Water Infrastructure Repair M U E L L E R W A T E R P R O D U C T S . C O M 1 6 Historical Water Rates Compared to Other Utilities(1) CPI Utilities (NSA 1982-1984 = 100) Utility Sources of Funding • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3) • CPI for water and sewerage maintenance increased 4.2% for 12 months ended December 2016 (1) • 90% funded at local level(4) • Drinking Water State Revolving Fund: $800 million in FY 2016 • WIFIA: $17 million with the economic impact of $2 billion M A R C H 2 0 1 7 (1) Bureau of Labor Statistics (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2014 Water and Wastewater Rate Survey (4) EPA Clean Water and Drinking Water Infrastructure

Bringing Intelligence to Water Infrastructure



Water Conservation

- 22.5% of U.S. experiencing drought conditions[1]
- 240,000 water main breaks per year[2]



Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for in the water system[3]
- Growing number of states requiring water loss audits[4]



Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability

> "Smart metering is a highly successful way of accurately identifying water loss."
>
> *– Black & Veatch 2016 Strategic Directions in the U.S. Water Industry*

(1) U.S. Drought Monitor February 2017
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Resource Defense Council

MUELLERWATERPRODUCTS.COM MARCH 2017 17

Mueller TECHNOLOGIES

Bringing Intelligence to Water Infrastructure



Remote Disconnect Meter



Mueller Systems Network Operations Center



Using Existing Infrastructure

Mueller SYSTEMS

Smart Metering

- Longer-range AMI systems
- Remote Disconnect Meter (RDM)
- Leak detection
- Consumer portal





Providing data analytics to manage water assets

echologics

A Mueller TECHNOLOGIES COMPANY

Leak Detection and Pipe Condition Assessment

- Fixed transmission and distribution main leak detection / monitoring
- Condition assessment

A smart utility is a subset of a smart city and the Mi.Net System is the backbone and platform for a smart water network.

MUELLERWATERPRODUCTS.COM MARCH 2017 18

Where Intelligence Meets Infrastructure

Your Infrastructure
is Speaking.
Are You Listening?

LEAK DETECTION

- Identifying leaks on transmission and distribution mains

FIRE PROTECTION

- Dependable fire protection that stands the test of time

ENSURING RELIABILITY

- Industry-leading 350 psi resilient wedge gate valve
- All-ductile iron



COMMUNICATING CRITICAL DATA

- Monitor water usage
- Remotely manage water system
- Enhance customer service

PRESSURE MONITORING

- Active monitoring of water distribution system pressure

MUELLERWATERPRODUCTS.COM MARCH 2017 19

Actions & Business Results

Management Actions / Initiatives

Reduce costs and improve operating leverage

- Divested Anvil and U.S. Pipe
- Implemented Lean Six Sigma and other manufacturing improvements:
    - Increased production capacity without footprint expansion
    - Lowered labor costs
- Reduced manufacturing footprint

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of approximately $80 million in FY2016– history of strong free cash flow generation
- Reduced debt by more than $600 million from September 30, 2008 through December 31, 2016

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired leak detection and pipe condition assessment technologies
- Developed fixed leak detection technology capabilities
- Acquired and invested in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection and longer-range communications capabilities

MUELLERWATERPRODUCTS.COM MARCH 2017 21

Q1 2017 CONSOLIDATED NON-GAAP RESULTS

- We delivered a solid quarter with 3 percent overall top line growth and 25 percent adjusted operating income from continuing operations improvement
- Adjusted operating income increased $3.0 million to $15.2 million compared with $12.2 million last year
- Mueller Co. improved its operating performance by $2.2 million, or 9.2 percent, and Mueller Technologies improved by $1.1 million, or about 33 percent
- Adjusted EBITDA increased to $25.5 million compared with $21.8 million in the prior year
- Adjusted income from continuing operations per share for the quarter was $0.04 versus $0.03 a year ago

First Quarter	2017	2016
Net sales	$ 167.2	$ 163.1
Adj. operating income from continuing operations	$ 15.2	$ 12.2
Adj. operating margin	9.1 %	7.5%
Adj. income from cont. ops. per share	$ 0.04	$ 0.03
Adj. EBITDA	$ 25.5	$ 21.8
Adj. EBITDA margin	15.3 %	13.4%

$ in millions except per share amounts

1Q17 results exclude other charges totaling $1.3 million, $0.9 million net of tax

1Q16 results exclude other charges totaling $0.8 million, $0.6 million net of tax

Q1 2017 ended December 31, 2016

MUELLERWATERPRODUCTS.COM MARCH 2017 22

Debt Structure M U E L L E R W A T E R P R O D U C T S . C O M 2 3 ■ Net debt near zero after the sale of Anvil, net debt leverage down from a peak of more than 6x ■ No significant required principal payments on outstanding debt before November 2021 ■ No financial maintenance covenants with excess availability at the greater of $17.5 million or 10.0% of facility amount • $91.5 million of excess availability as of December 31, 2016 (excluding Anvil) Debt Maturity (at 12/31/2016) $ in millions Debt Structure at December 31, 2016 $225 million ABL Agreement Expires July 2021 $500 million Term Loan B LIBOR* + 250 bps due November 2021 * Subject to a floor of 75 bps M A R C H 2 0 1 7

Capital Management M U E L L E R W A T E R P R O D U C T S . C O M 2 4M A R C H ■ Acquisitions • Singer Valve ■ Share Repurchases • Authorized to repurchase up to $250 million • Announced $50 million accelerated share repurchase program on February 3, 2017 ■ Dividends • Increased quarterly dividend 33% to $0.04 per share ■ Growth Opportunities ■ Debt Reduction • Near zero net debt

Supplemental Data

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2016			
	Mueller Co.	Mueller Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net sales	$ 146.3	$ 20.9	$ —	$ 167.2
Gross profit	$ 47.5	$ 4.2	$ —	$ 51.7
Selling, general and administrative expenses	21.3	6.4	8.8	36.5
Other charges	0.1	—	1.2	1.3
Operating income (loss) from continuing operations	$ 26.1	$ (2.2)	$ (10.0)	13.9
Interest expense, net				6.4
Income tax expense				2.1
Income from continuing operations				$ 5.4
Income from continuing operations per diluted share				$ 0.03
Capital expenditures	$ 3.0	$ 1.1	$ 0.1	$ 4.2
Operating margin	17.8%	(10.5)%		8.3%
Reconciliation of Non-GAAP performance measures to GAAP performance measures:				
Income from continuing operations				$ 5.4
Other charges				1.3
Income tax benefit of adjusting items				(0.4)
Adjusted income from continuing operations				$ 6.3
Weighted average diluted shares outstanding				164.6
Adjusted income from continuing operations per share				$ 0.04

MUELLERWATERPRODUCTS.COM MARCH 2017 26

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2016			
	Mueller Co.	Mueller Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 6.7
Less income from discontinued operations				(1.3)
Interest expense, net [(1)]				6.4
Income tax expense [(1)]				2.1
Operating income (loss) from continuing operations	$ 26.1	$ (2.2)	$ (10.0)	13.9
Other charges	0.1	—	1.2	1.3
Adjusted operating income (loss) from continuing operations	26.2	(2.2)	(8.8)	15.2
Depreciation and amortization	9.0	1.2	0.1	10.3
Adjusted EBITDA	$ 35.2	$ (1.0)	$ (8.7)	$ 25.5
Adjusted operating margin	17.9%	(10.5)%		9.1%
Adjusted EBITDA margin	24.1%	(4.8)%		15.3%
Adjusted EBITDA	$ 35.2	$ (1.0)	$ (8.7)	$ 25.5
Three prior quarters' adjusted EBITDA	164.1	(3.2)	(26.5)	134.4
Trailing twelve months' adjusted EBITDA	$ 199.3	$ (4.2)	$ (35.2)	$ 159.9
Reconciliation of net debt to total debt (end of period):				
Current portion of long-term debt				$ 5.6
Long-term debt				478.0
Total debt				483.6
Less cash and cash equivalents				172.3
Net debt				$ 311.3
Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA)				1.9x
Reconciliation of free cash flow to net cash used in operating activities of continuing operations:				
Net cash used in operating activities of continuing operations				$ (19.9)
Less capital expenditures				(4.2)
Free cash flow				$ (24.1)

MUELLERWATERPRODUCTS.COM MARCH 2017 27

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2015			
	Mueller Co.	Mueller Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net sales	$ 144.7	$ 18.4	$ —	$ 163.1
Gross profit	$ 44.0	$ 3.6	$ —	$ 47.6
Selling, general and administrative expenses	20.0	6.9	8.5	35.4
Other charges	0.2	0.5	0.1	0.8
Operating income (loss)	$ 23.8	$ (3.8)	$ (8.6)	11.4
Interest expense, net				6.1
Income tax expense				1.3
Income from continuing operations				$ 4.0
Income from continuing operations per diluted share				$ 0.02
Capital expenditures	$ 3.6	$ 1.0	$ 0.1	$ 4.7
Operating margin	16.4%	(20.7)%		7.0%
Reconciliation of Non-GAAP performance measures to GAAP performance measures:				
Income from continuing operations				$ 4.0
Other charges				0.8
Income tax benefit of adjusting items				(0.2)
Adjusted income from continuing operations				$ 4.6
Weighted average diluted shares outstanding				163.2
Adjusted income from continuing operations per share				$ 0.03

MUELLERWATERPRODUCTS.COM MARCH 2017 28

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES

	Quarter ended December 31, 2015			
	Mueller Co.	Mueller Technologies	Corporate	Consolidated
	(dollars in millions, except per share amounts)			
Net income				$ 6.2
Less income from discontinued operations				(2.2)
Interest expense, net [1]				6.1
Income tax expense [1]				1.3
Operating income (loss) from continuing operations	$ 23.8	$ (3.8)	$ (8.6)	11.4
Other charges	0.2	0.5	0.1	0.8
Adjusted operating income (loss) from continuing operations	24.0	(3.3)	(8.5)	12.2
Depreciation and amortization	8.4	1.1	0.1	9.6
Adjusted EBITDA	$ 32.4	$ (2.2)	$ (8.4)	$ 21.8
Adjusted operating margin	16.6%	(17.9)%		7.5%
Adjusted EBITDA margin	22.4%	(12.0)%		13.4%

[1] We do not allocate interest or income taxes to our segments.

	Mueller Co.	Mueller Technologies	Corporate	Consolidated
Adjusted EBITDA	$ 32.4	$ (2.2)	$ (8.4)	$ 21.8
Three prior quarters' adjusted EBITDA	153.9	(6.6)	(23.0)	124.3
Trailing twelve months' adjusted EBITDA	$ 186.3	$ (8.8)	$ (31.4)	$ 146.1
Reconciliation of net debt to total debt (end of period):				
Current portion of long-term debt				$ 5.7
Long-term debt				481.5
Total debt				487.2
Less cash and cash equivalents				104.5
Net debt				$ 382.7
Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA)				2.6x
Reconciliation of free cash flow to net cash provided by operating activities of continuing operations:				
Net cash used in operating activities of continuing operations				$ (8.3)
Less capital expenditures				(4.7)
Free cash flow				$ (13.0)

MUELLERWATERPRODUCTS.COM MARCH 2017 29

3 0 HISTORY OF STRONG FINANCIAL PERFORMANCE Net Sales Adjusted EBITDA(1) and Adjusted EBITDA Margin (1) Mueller Co. adjusted EBITDA excludes purchase accounting adjustments of $52.9 in 2006, goodwill and other impairment charges of $818.7 in 2009 and other charges of $0.1 in 2010, $1.4 in 2011, $2.5 in 2012, $1.5 in 2013, $2.1 in 2014, $8.4 in 2015 and $3.0 in 2016. Note: Mueller Co. 2002-2012 net sales and adjusted EBITDA include Mueller Technologies in these years ($ in millions) $5 09 $5 36 $ 61 8 $6 64 $8 04 $7 56 $7 18 $5 47 $6 13 $6 06 $6 52 $6 32 $6 79 $7 02 $7 16 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 $131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $140 $167 $184 $197 25.7% 25.9% 27.0% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0% 16.2% 22.2% 24.5% 26.2% 27.5% 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 Fiscal year ended September 30 M U E L L E R W A T E R P R O D U C T S . C O M M A R C H 2 0 1 7

Questions